                                                                   Exhibit 10.29

             AGREEMENT # 96144 ON CREDITING IN THE FOREIGN CURRENCY

Moscow                                                             July 29, 2005

          OPEN JOINT-STOCK COMPANY "ALPHA-BANK", hereinafter referred to as the
     "Creditor", in the person of Director on crediting corporate clients Mr.
     Silvestrov A.K., acting the basis of the Power of attorney # 01/1489D dated
     23.08.2004, on the one hand, and CLOSED JOINT-STOCK COMPANY "NETWORK OF
     TELEVISION STATIONS", hereinafter referred to as the "Borrower", in the person of the First Deputy General director Khanumyan V.S., acting on the basis of the power of attorney # N/A dated January 11th, 2005, on the other hand, hereinafter jointly referred to as the "Parties" have concluded the present Contract as follows:

                         1. THE SUBJECT OF THE CONTRACT

     1.1. The Creditor shall grant to the Borrower credits under the procedure and on the conditions stipulated by the present Agreement, the amount of lump-sum arrears on which on any day of valid term of the present Agreement cannot exceed 30,000,000.00 (thirty million 00/100) US Dollars (further - the
"arrears limit").

     The purpose of granting credits: replenishing of current assets.

     1.2. Crediting of the Borrower shall be exercised through granting to them
Credits on the basis of Additional agreements concluded between the Creditor and the Borrower and executed under the form according to Appendix 1 of the present
Agreement under the procedure established by the present Agreement and the mentioned Additional agreements.

     1.2.1. Within the limits of the present Agreement the Credit shall be understood as the sum of money resources received by the Borrower under the procedure and on the conditions stipulated by the present Agreement and
Additional agreements hereto.

     1.2.2. The general actual accrued expenditure under the present Agreement and under the Contract # 93227 on opening the credit line concluded between the
Creditor and the Borrower on September 03rd 2004, cannot exceed 30,000,000.00
(thirty millions 00/100) US Dollars.

     1.2.3. Credits within the limits of the present Agreement shall be granted for the term of no more 18 (eighteen) months.

     1.3. To take into account the accrued expenditure on the Credit line the
Creditor shall open for the Borrower loan accounts, one account for each Credit.

     1.3.1. The date of write-off of the resources from the corresponding loan account of the Borrower shall be the date of granting the Credit to the
Borrower.

     1.3.2. The date of repayment of arrears by the Borrower under the Credit will be the date of actual transfer of the sum of accrued expenditure upon the
Credit, including the sum of the principal debt, the sum of the interest calculated for the Credit, penal sanctions and other payments stipulated by the present Agreement to the Creditor's account. Herewith the "principal debt" shall be understood as the sum of the received, but not returned Credit.

     The Credits repayment date determined in the Additional agreements cannot be after the expiry date of the present Agreement specified in para 5.1. of the present Agreement.

     1.4. The Borrower shall pay to the Creditor interest for using each Credit
(further the "Interest") under the rate established by the corresponding
Additional agreement for the period from the date of granting each Credit and up to the date of debt repayment on each Credit in full, but not later than each
Credit repayment date specified in para 1 of the corresponding Additional agreement.

     1.5. Calculation of the interest shall be executed starting from the date following the date of granting each Credit.

     1.6. The interest shall be paid by the Borrower on a monthly basis, on the twenty fifth of each month for the actual amount of days of using the Credits, herewith a year shall be assumed to be equal to 365 or 366 days in conformity with the real number of calendar days in a year.

     Last payment of the interest shall be executed on the arrears repayment date of each Credit in full, but not later than each Credit repayment specified in para 1 of the corresponding Additional agreement.

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Creditor                                                    Borrower

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     Interest payment date shall be understood as the date of transfer of the interest sum to the Creditor's account.

     1.7. The Borrower's security of performance of the obligations under the present Agreement shall be the following:

     o    Mortgage of a block of ordinary registered stocks of Joint-Stock
          Company "Network of television stations" (19 % of the Charter capital) in the form of the subsequent mortgage executed in the
          Contract on mortgage of shares dated July 29, 2005 # 96144/z concluded with the Company CTC Media, Inc.;

     o    CTC Media, Inc. guarantee executed in the Contract on guarantee dated
          July 29, 2005 # 96144/p.

                    2. RIGHTS AND OBLIGATIONS OF THE PARTIES

     2.1. The Borrower shall undertake to settle arrears under the Credits not later than the Credits repayment terms specified in the corresponding Additional agreements, as well as in due time, in accordance with para 1.6. of the present
Agreement to make payments on interest for using the Credits.

     2.2. The Borrower shall undertake to use Credits exclusively for the purposes stipulated by the present Agreement observing conditions of a recoverability, term structure, interest payment for the Credits.

     2.3. The Borrower shall undertake to present to the Creditor all documents necessary for the control by the latter or a person authorized by the Creditor over the target use of the Credits and financial status of the Borrower upon demand of the Creditor.

     2.3.1. The Borrower shall undertake to present the current quarter and annual accounting reporting (forms #1, #2, #4) within 10 (Ten) business days from the date of the tax inspection mark on receipt of such reporting, as well as certificates on the current debt certified by the Borrower, and certificates on turnover as per the accounts certified by the banks where the specified accounts are opened, - on a quarterly basis.

     Should the accounting reporting contain the data constituting the official secret, the Borrower shall undertake to present to the Creditor an extract from the list of the data constituting the official secret on the basis of which these data are subject to securing.

     The Creditor shall have the license for work using the data constituting the official secret and shall undertake to provide protection of the data, concerning which the above-mentioned extract is presented to the Creditor.

     2.3.2. The Borrower shall undertake to notify the Creditor in writing within the valid term of the present Agreement not later than 10 (ten) business days from the date of coming into force of the respective alterations, on all changes in the management bodies (attaching the certified copies of documents on election (appointment) of the Borrower's management bodies (according to the legislation and constituent documents of the Borrower)), as well as on amendments to the Borrower's constituent documents.

     2.4. While signing the present Agreement the Borrower shall undertake to present to the Creditor simultaneously the following information:

          -  the documents necessary for opening to the Borrower of loan accounts in accordance with the legislation requirements;

          -  the list of all settlement, current, depositary and other accounts opened to the Borrower;

          -  the list of all legal actions in common courts, arbitration courts, arbitral tribunals where the Borrower is a party, price of the claim for which makes not less than 1% (one percent) of the balance cost of the assets/property of the Borrower notifying on the name of court, the dispute essence, the sum of the claim and any other data);

     o the data on issue of court enforcement orders on collecting money resources from the Borrower, as well as on institution of enforcement proceedings concerning the Borrower, if the sum of money resources subject to collecting or that can be collected within the enforcement proceeding, makes not less than 1% (one percent) of the balance cost of the assets/property of the
Borrower;

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Creditor                                                    Borrower

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     o the data on attachment, mortgage, lease and other encumbrances of the
Borrower's property, the cost of which makes not less than 25 percent of the balance cost of the assets/property of the Borrower.

     2.4.1. Should the information presented according to para 2.4. of the present Agreement be modified, the Borrower shall undertake to notify the
Creditor in writing on the specified changes within 10 (Ten) days from the date of introducing the alterations.

     2.4.2. The Creditor shall have the right to not grant Credit in case of non-presenting or untimely presenting by the Borrower of the documents specified in para 2.4. of the present Agreement and other documents according to the current legislation, as well as in case of presenting the incorrect or incomplete information specified in para 2.4. of the present Agreement.

     2.5. The Borrower shall undertake not to consider the matter on the reorganization (in any form) or liquidation, as well as on the change of the main type of the commercial activity carried out by them for the date of signing of the present Agreement without preliminary written notice to the Creditor (for not fewer than 10 (ten) business days) within the valid term of the present
Agreement, and not to take any other actions which can complicate execution of the conditions of the present Agreement.

                                   3. PAYMENTS

     3.1. All payments in favour of the Creditor under the present Agreement and
Additional agreements hereto shall be executed by the Borrower in US Dollars to the account of the Creditor specified in Section 7 of the present Agreement.

     3.1.1. All payments in favour of the Creditor under the present Agreement should be carried out by the Borrower completely so that the Creditor shall receive the sum due to them in full under the present Agreement and Additional agreements hereto.

     3.2. The fact of transfer of the resources in favour of any Party under the present Agreement should be confirmed by the Party-transferor by presenting to other Party of the copy of payment document certifying the fact of such transfer
(payment order, payment telex, etc.).

     3.3. Should any payment under the present Agreement fall on the day that is not a business day in Moscow or New York, such payment shall be executed directly on the following business day. Such time displacement of payment shall be taken into account when calculating interest, i.e. the interest shall be calculated under the rate stipulated by the present Agreement prior to the date of the actual remittance of the funds to the account of the Creditor.

     3.4. Repayment of debt to the Creditor under the present Agreement and the
Additional agreements hereto shall be executed under the following procedure:

     o first turn - penalty for delay of payment of the calculated interest;

     o second turn - penalty for delay of repayment of the principal debt;

     o third turn - calculated interest;

     o fourth turn - principal debt;

     The specified sequence can be changed by the Creditor unilaterally.

     3.5. The Borrower shall have the right to cancel pre-time the Credits granted according to the Additional agreements to the present Agreement without payment of any additional commission fee, interest, penalties, etc. in favour of the Creditor. The Borrower shall direct to the Creditor the notice in writing on the pre-schedule repayment 3 (three) business days prior to date of the prospective pre-schedule repayment.

         3.6. The Borrower shall grant the Creditor the right to debit without further authorization on the basis of payment requests of the Creditor from the current currency account of the Borrower # 40702840800000003159 in OJSC
 "ALPHA-BANK" the sum of any debt and any payment of the Borrower under the present Agreement and Additional agreements hereto on the date when such debt should be cancelled or on the date when such payment should be executed.

     3.7. The Borrower shall also grant the Creditor the right to debit without further authorization on the basis of payment requests of the Creditor from the account specified in para 3.6. of the present Agreement:

     - sum of arrears of the Borrower under the Credit and/or calculated interest, and in case of delay by the Borrower of arrears repayment of the
Credit and/or delays of payment by the Borrower of the calculated interest, as well as in case of pre-schedule debt collecting of the Credit and the calculated interest in case of pre-schedule debt collecting on the bases specified in para
5.2. of the present Agreement, on the date when such debt should be cancelled by the Borrower;

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Creditor                                                    Borrower

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     - sum of penal provisions (penalty) stipulated by the present Agreement in case of non-execution or inadequate performance by the Borrower of the obligations under the present Agreement.

     3.8. In case of absence (insufficiency) of money resources on the current currency account of the Borrower specified in para 3.6. of the present Agreement for debiting without further authorization the sums of debt, payments, penal sanctions stipulated by para 3.6. and 3.7. of the present Agreement, the
Borrower shall grant the Creditor the right to debit without further authorization the sums of debt, payments, penal sanctions stipulated by para
3.6. and 3.7. of the present Agreement, on the basis of the Creditor's payment requests from the settlement account of the Borrower # 40702810100000006624 opened with the Creditor.

     Sums subject to writing off shall be re-calculated into an equivalent of US
Dollars at the rate of the Creditor for date of realization of the write-off.

                           4. LIABILITY OF THE PARTIES

     4.1. In case of untimely repayment of the principal debt (including as stipulated by para 5.4 of the present Agreement) the Borrower shall pay to the
Creditor the penalty at the rate of 0.1% (one tenth) percent of the sum of untimely paid principal debt per each day of the delay in the debt repayment.
The penalty shall be charged prior to the date of remittance of the whole principal debt sum to the account of the Creditor.

     4.2. In case of untimely payment of interest (including as stipulated by para 5.4 of the present Agreement), the Borrower shall pay to the Creditor the penalty at the rate of 0.1% (one tenth) percent of the sum of the unpaid interest for each day of the delay in the debt repayment.

     The penalty shall be charged prior to the date of remittance of the sum of the Borrower's debt on interest to the account of the Creditor.

                         5. VALID TERM OF THE CONTRACT.
            REASONS FOR THE PRE-SCHEDULE CANCELLATION OF THE CONTRACT

     5.1. The Present Agreement shall inure from the date of its signing by the authorized representatives of the Parties and operate till July 19, 2007
(inclusive).

     Termination of the valid term of the present Agreement shall result in the extinguishment of the Creditor's obligations. Concerning the Borrower the
Agreement shall operate till the full execution by the Borrower of the obligations under the present Agreement and Additional agreements hereto.

     5.2. The Creditor shall be entitled to the pre-time unilateral cancellation of the present Agreement and/or debt collection on the Credits in following cases:

     a.  Delay in payment of the calculated interest (in full or in part) more than for 2 (two) months;

     b.  Infringement by the Borrower of the Credits repayment date (dates)
         stipulated by the Additional agreements to the present Agreement;

     c.  Initiation (or renewal) of court proceedings against the Borrower where the price of the claim makes not less than 10 (ten) percent of the balance cost of the assets/property;

     d.  Imposing of arrest on property of the Borrower of the cost of not less than 10 (ten) percent of the balance cost of the assets/property;

     e.  Revelation of inaccuracy or incompleteness of the information presented by the Borrower to the Creditor pursuant to para 2.4. of the present
         Agreement;

     f.  Initiation of the trial on insolvency of the Borrower;

     g.  Reorganization of the Borrower without the preliminary notice of the
         Creditor in writing;

     h.  Termination or change without the notice of the Creditor in writing of the type of commercial activity of the Borrower carried out by them for the date of signing of the present Agreement;

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Creditor                                                    Borrower

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     i.  Non-performance by the Borrower of the condition of the Agreement on target use of Credits;

     j.  Infringement by the Borrower of the conditions of the present Agreement and Additional agreements hereto;

     k.  Availability or occurrence of any circumstances that under the
         Creditor's motivated opinion can complicate or make impossible the duly execution by the Borrower of the obligations under the present
         Agreement and Additional agreements hereto;

     l.  Transfer by the Borrower of the property without the Creditor's written approval in mortgage, lease, fiduciary management as well as any other encumbrance of the Borrower's property, should the cost of such property make not less than 20 (twenty) percent of the balance cost of assets/property;

     m.  Recognizing the transaction (transactions) establishing security of the
         Borrower's performance of the obligations under the present Agreement void (for any reasons);

     n.  Occurrence of the circumstances listed in subpara "c", "d", "f",
         "g" of the present para concerning the Guarantor under the Contract on guarantee establishing security for the present Agreement provided that another Guarantor satisfying the Creditor is not presented by the
         Borrower.

     5.3. In case of pre-schedule debt collecting on the Credits and/or pre-schedule cancellation of the present Agreement for the reasons specified in para 5.2. of the present Agreement as well as in cases stipulated by the legislation of the Russian Federation, the Creditor shall direct to the Borrower the notice on pre-schedule cancellation of the present Agreement with the requirement of pre-schedule repayment of the principal debt for the Credits, calculated interest advising on the reasons for the pre-schedule debt collecting and cancellation of the present Agreement.

     5.4. The Borrower shall be obliged to transfer the specified in the notice sum of the credit debt, including the principal debt, calculated interest and penal sanctions within the term of not later than 20 (twenty) business days from the date of receipt of the notice on the pre-schedule debt collecting (specified in para 5.3. of the present Agreement).

                                6. MISCELLANEOUS

     6.1. All disputes, disagreements or the requirements arising from the present Agreement or in connection hereto shall be subject to settlement by the
Parties through negotiations. At absence of the agreement the dispute between the Parties shall be subject to consideration in Arbitration court of the City of Moscow.

     6.2. Assignment by the Borrower of the rights and obligations under the present Agreement cannot be executed without preliminary written consent of the
Creditor. The Creditor shall have no right to assign the rights and duties under the present Agreement in full or in part without the preliminary written coordination with the Borrower.

     6.3. All preliminary agreements, arrangements, negotiations and correspondence between the Parties concerning the matters stated in the present
Agreement that took place before its signing, shall lose their force from the date of signing the present Agreement.

     6.4. All letters, notices, statements and other messages shall be directed by the Parties to each other in writing according to the requisites specified in
Section 7 of the present Agreements or in additions hereto.

     Messages can be sent by the Parties via the following ways of communication: fax, e-mail, telegraph (the telegram with the notice on receipt), mail service (registered mail with the notice on receipt), express delivery.

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Creditor                                                    Borrower

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     Should any of the Parties send a message through telegraph, post or express delivery, such message shall be deemed received by other Party from the moment designated in the notice on receipt, and in case of using fax and e-mail - from the moment of acknowledgement of its receipt in a similar way.

     6.5. All amendments and supplements to the present Agreement shall be valid only if they are accomplished in writing and signed by the authorized representatives of the Parties.

     6.6. Should any Party change postal or contact requisites, payment requisites or be subject to reorganization or liquidation, they shall be obliged to notify the other Party in writing thereon within five days from the date of coming of these changes into force.

     6.7. The present Agreement shall be accomplished in duplicate, one copy for each Party. Each copy shall be of equal legal force.

                   7. ADDRESSES AND REQUISITES OF THE PARTIES

     CREDITOR: OJSC "ALPHA-BANK"
     Location: 27, Kalanchevskaya Str., 107078, Moscow
     Payment requisites: BIC 044525593 cor/acc 30101810200000000593 in the OPERU Moscow GTU of the Bank of Russia,
                         INN 7728168971 Acc. 400927098 in JPMorgan Chase Bank,
                         New York
     Consolidated account for calculations on credit operations:
     47422.840.800000000422 Phone: 974-25-15

     BORROWER: CJSC "NETWORK OF TELEVISION STATIONS"
     Location: 12, 3-rd Khoroshevskaya street Moscow 123298
     Payment requisites: INN 7707115217, Acc 40702810100000006624, current currency account 40702.840.8.00000003159 in OJSC "Alpha-bank"
     in Moscow, corr/acc 30101810200000000593 in OPERU Moscow GTU of the
     Bank of Russia BIC 044525593 Phone: 797-41-37, 797-41-00, 797-41-01

                          8. SIGNATURES OF THE PARTIES

     THE CREDITOR                        THE BORROWER
     Director on crediting               First Deputy General director
     Corporate clients                   CJSC "Network of television stations"
     OJSC "Alpha-bank"
     ___________(A.K.Silvestrov)         _______________________(Khanumyan V.S.)
     Assistant to Chief accountant       Chief accountant
    OJSC "Alpha-bank"                    CJSC "Network of television stations"

                                         ____________________ Chaikovskaya M.I.)
Stamp                                    Stamp

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Departments    Head of the Department    Date
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               Name      Signature
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Creditor                                                    Borrower

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                                                                    Appendix # 1
                           to the Agreement on crediting in the foreign currency
                                                       # 96144 dd. July 29, 2005

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                              ADDITIONAL AGREEMENT
              To the Agreement on crediting in the foreign currency
                           Dated ________________ ____

OJSC "Alpha-bank", hereinafter referred to as the "Creditor", in the person of
___________ __________________, ____ acting the basis of ________________, ____
on the one hand, ____ and ________________________________, hereinafter referred to as the "Borrower", in the person of _________________________, acting on the basis of ________________________, in addition to the Agreement on crediting in the foreign currency # _____________ dd. _______, ____ concluded between the
Creditor and the Borrower, hereinafter referred to as the "Agreement", have entered into the present Additional agreement as follows:

1. Within the frames of the Agreement the Creditor shall grant the Borrower a
Credit in the amount of _____________ (_____________________________) US
Dollars.

Date of granting of the Credit: ________________, 200_

Date of repayment of the Credit: ________________, 200__

2. The Borrower shall pay to the Creditor for using the Credit the interest at the annual rate estimated in __ % (______ percent).

3. The Borrower shall have the right to cancel pre-time the Credit granted according to the present Additional agreement without payment of any additional commission fee, interest, penalties, etc. in favour of the Creditor. The
Borrower shall direct to the Creditor the notice in writing on the pre-schedule repayment 3 (three) business days prior to date of the prospective pre-schedule repayment.

4. Crediting of the Borrower shall be exercised through transfer of money resources from the loan accounts to the account of the Borrower #______________.

5. In all the rest the Parties shall be governed by the conditions of the
Agreement.

6. The Present Additional agreement shall inure from the date of its signing by the authorized representatives of the Parties and constitutes an integral part of the Agreement.

                           SIGNATURES OF THE PARTIES

Creditor                                    Borrower
-----------------------                     --------------------
Chief accountant                            Chief accountant
Stamp                                       Stamp
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     THE CREDITOR                        THE BORROWER
     Director on crediting               First Deputy General director
     Corporate clients                   CJSC "Network of television stations"
     OJSC "Alpha-bank"

    ___________(A.K.Silvestrov)           _____________________ (Khanumyan V.S.)
    Assistant to Chief accountant         Chief accountant
    OJSC "Alpha-bank"                     CJSC "Network of television stations"
                                          ________________ Chaikovskaya M.I.)
    Stamp                                 Stamp

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Creditor                                                    Borrower

--------------                                              --------------------

                             ADDITIONAL AGREEMENT #1
          to the Agreement on crediting in the foreign currency # 96144
                                dd. July 29, 2005

Moscow                                                             July 29, 2005

OPEN JOINT-STOCK COMPANY "ALPHA-BANK", hereinafter referred to as the
"Creditor", in the person of Director on crediting corporate clients Mr.
Silvestrov A.K., acting the basis of the Power of attorney # 01/1489D dated
23.08.2004, on the one hand, and CLOSED JOINT-STOCK COMPANY "NETWORK OF
TELEVISION STATIONS", hereinafter referred to as the "Borrower", in the person of the First Deputy General director Khanumyan V.S., acting on the basis of the power of attorney # N/A dated January 11th, 2005, on the other hand, in addition to the Agreement on crediting in the foreign currency # 96144 dd. July 29, 2005 concluded between the Creditor and the Borrower, hereinafter referred to as the
"Agreement", have entered into the present Additional agreement as follows:

1. Within the frames of the Agreement the Creditor shall grant the Borrower a
Credit in the amount of 14,000,000.00 (fourteen million) US Dollars.

Date of granting of the Credit: August 02, 2005.

Date of repayment of the Credit: August 02, 2006.

2. The Borrower shall pay to the Creditor for using the Credit the interest at the annual rate estimated in 11.50% (eleven 50/100 percent).

3. The Borrower shall have the right to cancel pre-time the Credit granted according to the present Additional agreement without payment of any additional commission fee, interest, penalties, etc. in favour of the Creditor. The
Borrower shall direct to the Creditor the notice in writing on the pre-schedule repayment 3 (three) business days prior to date of the prospective pre-schedule repayment.

4. Crediting of the Borrower shall be exercised through transfer of money resources from the loan accounts to the account of the Borrower #
40702840800000003159 in OJSC "Alfa-Bank".

5. In all the rest the Parties shall be governed by the conditions of the
Contract.

6. The present Additional agreement shall inure from the date of its signing by the authorized representatives of the Parties and constitutes an integral part of the Agreement.

                          8. SIGNATURES OF THE PARTIES

     THE CREDITOR                        THE BORROWER
     Director on crediting               First Deputy General director
     Corporate clients                   CJSC "Network of television stations"
     OJSC "Alpha-bank"

     ___________(A.K.Silvestrov)         ______________________ (Khanumyan V.S.)
     Assistant to Chief accountant       Chief accountant
     OJSC "Alpha-bank"                   CJSC "Network of television stations"
     ____________________________        ________________ Chaikovskaya M.I.)
     Stamp                               Stamp

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Departments    Head of the Department    Date
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               Name      Signature
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Creditor                                                    Borrower

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